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                                                                  EXHIBIT 23.02

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement Files No. 333-16919 and 333-16921.


                                                   ARTHUR ANDERSEN LLP

New York, New York
March 30, 1998